OPPENHEIMER STRATEGIC INCOME & GROWTH FUND

Annual Report September 30, 1996

[PHOTO]

"We want
our money to
work hard,
but we're
concerned
about risk."

[OPPENHEIMERFUNDS LOGO]

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(3)

Class A

4.46%

Class B

3.91%

Class C

3.93%

                                BEAT THE AVERAGE

Cumulative Total Return for the
1-Year Period Ended 9/30/96:

Oppenheimer Strategic Income
& Growth Fund
Class A (at NAV)(1)

16.53%

Lipper Flexible Portfolio Funds Average for 178 Funds for the 1-Year Period Ended 9/30/96(4)

12.33%

THIS FUND IS FOR PEOPLE WHO WANT HIGH INCOME WITH THE POTENTIAL FOR GROWTH, FROM AN INVESTMENT THAT'S STRATEGICALLY DESIGNED TO LOWER RISK.

HOW YOUR FUND IS MANAGED

Oppenheimer Strategic Income & Growth Fund seeks its objectives by strategically allocating assets among four sectors: U.S. government issues, foreign fixed-income securities, higher-yielding, lower-rated corporate bonds and domestic stocks. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed-income sectors to capitalize on worldwide investment opportunities to seek high income. Investing in stocks can help the Fund seek its growth objective. Combining strategically managed fixed-income investments with stock investments may reduce the risk of concentrating investments in any one sector, such as high yield bonds, which are subject to greater risk that the issuer will default in principal or interest payments. And the ability to move assets quickly and decisively among a wide variety of investments and global financial markets is crucial to good performance and reduced risk.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 16.53% for Class A shares and 15.69% for Class B shares. Cumulative total return at net asset value for Class C shares since inception on 10/2/95 was 15.18%.(1)

         Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-year period ended 9/30/96 and since inception on 6/1/92 were 11.00% and 8.51%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 11/30/92 were 10.69% and 8.67%, respectively. For Class C shares, cumulative total return since inception on 10/2/95 was 14.18%.(2)

OUTLOOK

"Our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed in accordance to shifts we see in these areas."


                                     Robert Doll, David Negri and Art Steinmetz,
                                                              Portfolio Managers
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/95 and 6/1/92 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/95 and 11/30/92 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class C returns show results of a hypothetical investment on 10/2/95, after the deduction of the 1% contingent deferred sales charge. An explanation of the different total returns is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price for Class A shares at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.
4. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Strategic Income & Growth Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer Strategic Income & Growth Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Strategic Income &
Growth Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Strategic Income &
Growth Fund


DEAR SHAREHOLDER,

While it's true that earlier this year was difficult for most bond investors, mainly due to rising interest rates and concerns about inflation, we remain confident that the general long-term trend is for moderate economic growth and low inflation, which should help to stabilize and even lower interest rates over time. Though we still anticipate that interest rates will fluctuate over the near term, our outlook for the rest of the year remains positive.

         During the first six months of this year, investors were concerned that economic growth appeared to be accelerating. Unemployment was at a six-year low, industrial production was up, and even retail sales showed unexpected strength. In addition, because the stock market was performing so well, many investors felt more prosperous, and sales of big-ticket items such as homes and cars increased. While much of this data seems to indicate that economic growth is picking up, we believe that in today's world, faster economic growth may not necessarily mean higher inflation. In fact, we believe that inflation is likely to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

         With the yield on today's 30-year Treasuries hovering just below 7%, bonds clearly offer a significant value. Typically, the yield on a bond is compared to the current inflation rate, which is now about 3%. This "spread" of approximately four percentage points between bond yields and inflation is considered very generous by historical standards. So, even if interest rates stay where they are, bonds still would offer significant value for today's investors. If, on the other hand, interest rates were to fall, as we expect they will, bond values would appreciate.

         Finally, the recent swings in the stock market have captured the attention of many investors who had their assets invested primarily in stocks and have given new life to the fixed-income market. The more volatile the stock market is, the more attractive bonds appear in the portfolios of many investors, particularly those who are nearing retirement. In addition, because the prices of bonds are lower, we feel they are a good buy. Given the current market circumstances, diversifying into other asset classes, rather than relying solely on equities, may make more sense now than ever before.

         Your portfolio managers discuss the outlook for your Fund in the light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                               /s/ BRIDGET A. MACASKILL
--------------------------                       ------------------------------
James C. Swain                                   Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Strategic Income & Growth Fund

ROBERT DOLL
DAVID NEGRI
ART STEINMETZ
Portfolio Managers

Q + A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.


HOW HAS THE FUND PERFORMED?

The Fund performed very well. By diversifying its assets among U.S. government issues, foreign fixed-income securities, higher-yielding, lower-rated corporate bonds and a blend of equity stocks, our aim is to capitalize on worldwide investment opportunities in order to seek high income, while attempting to reduce risk.

         This strategy has been particularly beneficial during the past year as gains in our credit-oriented investments outperformed our more interest rate-sensitive holdings. For example, the Fund's strongest performers were the emerging market bonds, followed by high yield corporate bonds and our equity holdings. The gains realized in these areas helped to offset disappointments in our U.S. government bond holdings, where increases in interest rates caused mortgages and Treasuries to underperform.

WHAT INVESTMENTS OR MARKET CONDITIONS MADE POSITIVE CONTRIBUTIONS TO
PERFORMANCE?

We've seen good performance out of some of the higher-yielding foreign government bonds, particularly those issued by Italy and Australia. These two countries were able to avoid the general trend toward lower bond prices that occurred throughout the developed world this past year. Market gains in these countries represent a very strong rebound from early 1995 when their economies were experiencing recessions. Likewise, the Latin American economies have managed to recover from their recent economic slump, producing strong economic growth, and as a result we've been able to benefit from our investments there. Of course, investors in high yield bonds are subject to greater risk that the issuer will default on principal and interest payments. And foreign investments entail greater risk and expenses, including adverse currency fluctuations. But over time, we expect the long-term returns will more than compensate for temporary risks.(1)

WERE THERE ANY AREAS THAT LIMITED PERFORMANCE DURING THE PAST YEAR?

The rise in interest rates over the past year caused increased volatility in the bond market and as a result, our mortgage and Treasury bond holdings did not perform as well as expected. However, we continue to believe that the trend is for moderate economic growth, both in the U.S. and abroad. In addition, we have increased our holdings in short-term money market instruments in the local currencies of several foreign countries. By investing in these short-term instruments, we are able to earn a higher yield while maintaining the ability to quickly move out of these investments should interest rate situations deteriorate.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed in accordance with shifts we see in these areas. We feel our strategy of focusing on yield while seeking lower risk through diversification will allow the Fund to take advantage of the upcoming market environment.

1. The Fund's portfolio is subject to change.

4  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT(1)        SEE NOTE 1
================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--18.0%
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--15.7%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--8.2%
        Federal Home Loan Mortgage Corp., Collateralized Mtg.
        Obligations, Gtd. Multiclass Mtg. Participation Certificates,
        Series 176, Cl. F, 8.95%, 3/15/20                                                            $   59,951       $   60,139
        ------------------------------------------------------------------------------------------------------------------------
        Federal National Mortgage Assn.:
        7.50%, 10/15/26(2)                                                                            5,000,000        4,940,650
        Gtd. Real Estate Mtg. Investment Conduit Pass-Through
        Certificates, Trust 1992-103, Cl. JB, 10.50%, 11/25/20                                          315,000          351,323
        Interest-Only Stripped Mtg.-Backed Security, Trust 257, Cl. 2, 10.955%, 2/1/24(3)             1,712,531          593,766
        Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                           378,624          337,801
                                                                                                                      ----------
                                                                                                                       6,283,679

--------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--7.5%
        Government National Mortgage Assn.:
        6%, 3/20/26                                                                                   1,437,892        1,434,298
        7%, 4/15/26                                                                                   4,460,633        4,296,705
                                                                                                                      ----------
                                                                                                                       5,731,003

--------------------------------------------------------------------------------------------------------------------------------
PRIVATE--2.3%
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--1.6%
        Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
        Certificates, Series 1996-C1, Cl. F, 7.51%, 2/1/28(4)(5)                                         97,137           62,289
        ------------------------------------------------------------------------------------------------------------------------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
        Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                         267,639          268,936
        Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                           252,980          259,621
        Series 1994-C2, Cl. E, 8%, 4/25/25                                                              449,792          436,721
        Series 1994-C2, Cl. G, 8%, 4/25/25                                                              209,655          180,337
        ------------------------------------------------------------------------------------------------------------------------
        Structured Asset Securities Corp., Multiclass Pass-Through
        Certificates, Series 1995-C4, Cl. E, 8.849%, 6/25/26(4)(5)                                       27,688           22,566
                                                                                                                      ----------
                                                                                                                       1,230,470

--------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.5%
        Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
        Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                                         400,000          302,625
        ------------------------------------------------------------------------------------------------------------------------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
        Series 1991-M6, Cl. B4, 7.103%, 6/25/21(4)                                                       68,681           67,157
                                                                                                                      ----------
                                                                                                                         369,782

--------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.2%
        Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1, 7.136%, 4/25/26                 299,020          174,927
                                                                                                                      ----------
        Total Mortgage-Backed Obligations (Cost $13,599,896)                                                          13,789,861

================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--0.6%
--------------------------------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts., 6%, 2/15/26 (Cost $447,860)(6)                                              500,000          439,844

5  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT(1)        SEE NOTE 1
================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--20.0%
--------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.6%
        Argentina (Republic of):
        Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(4)(7)                      $  559,749       $  510,403
        Past Due Interest Bonds, Series L, 6.312%, 3/31/05(4)                                           834,000          699,517
        ------------------------------------------------------------------------------------------------------------------------
        Banco de Galicia y Buenos Aires SA Sr. Unsec. Nts., 9.387%, 4/15/99(4)                           35,000           35,634
                                                                                                                      ----------
                                                                                                                       1,245,554

--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.4%
        Australia (Commonwealth of) Bonds:
        10%, 2/15/06 AUD                                                                                500,000          453,666
        9.50%, 8/15/03 AUD                                                                               15,000           13,060
        ------------------------------------------------------------------------------------------------------------------------
        Queensland Treasury Corp.:
        Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                                                         615,000          498,166
        Gtd. Nts., 8%, 5/14/03 AUD                                                                      300,000          240,793
        Gtd. Nts., 10.50%, 5/15/03 AUD                                                                   90,000           81,482
        ------------------------------------------------------------------------------------------------------------------------
        Treasury Corp. of Victoria Gtd. Bonds, 10.25%, 11/15/06 AUD                                     425,000          390,210
        ------------------------------------------------------------------------------------------------------------------------
        Western Australia Treasury Corp. Gtd. Bonds, 10%, 7/15/05 AUD                                   190,000          170,279
                                                                                                                      ----------
                                                                                                                       1,847,656

--------------------------------------------------------------------------------------------------------------------------------
BRAZIL--0.9%
        Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                                1,001,247          705,567
        ------------------------------------------------------------------------------------------------------------------------
        Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.30%, 12/9/99(4)                             10,000           10,288
                                                                                                                      ----------
                                                                                                                         715,855

--------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.6%
        Bulgaria (Republic of):
        Disc. Bonds, Tranche A, 6.688%, 7/28/24(4)                                                       70,000           35,569
        Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(8)                      755,000          248,442
        Interest Arrears Bonds, 6.688%, 7/28/11(4)                                                      325,000          149,500
                                                                                                                      ----------
                                                                                                                         433,511

--------------------------------------------------------------------------------------------------------------------------------
CANADA--2.9%
        Canada (Government of) Bonds:
        11.75%, 2/1/03 CAD                                                                              220,000          204,386
        9.75%, 10/1/97 CAD                                                                              250,000          193,333
        9.75%, 12/1/01 CAD                                                                              260,000          219,637
        9.75%, 6/1/01(6) CAD                                                                          1,335,000        1,119,586
        Series A-33, 11.50%, 9/1/00 CAD                                                                 140,000          122,410
        Series A-76, 9%, 6/1/25 CAD                                                                     465,000          392,682
                                                                                                                      ----------
                                                                                                                       2,252,034

--------------------------------------------------------------------------------------------------------------------------------
DENMARK--0.7%
        Denmark (Kingdom of) Bonds:
        8%, 11/15/01 DKK                                                                              1,670,000          312,070
        8%, 3/15/06 DKK                                                                               1,130,000          206,646
                                                                                                                      ----------
                                                                                                                         518,716

--------------------------------------------------------------------------------------------------------------------------------
GERMANY--2.1%
        Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24(6) DEM                                  2,670,000        1,612,575
--------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--1.4%
        United Kingdom Treasury:
        Bonds, 10%, 9/8/03 GBP                                                                          355,000          633,054
        Debs., 8.50%, 12/7/05 GBP                                                                        55,000           91,012
        Nts., 12.50%, 11/21/05 GBP                                                                       62,000          123,738
        Nts., 8%, 6/10/03 GBP                                                                           125,000          202,509
                                                                                                                      ----------
                                                                                                                       1,050,313

--------------------------------------------------------------------------------------------------------------------------------
IRELAND--0.1%
        Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                                60,000          110,024

6  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT(1)        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
ITALY--0.4%
        Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
        10.50%, 4/1/00ITL                                                                           285,000,000       $  201,403
        10.50%, 7/15/00ITL                                                                          170,000,000          121,241
                                                                                                                      ----------
                                                                                                                         322,644

--------------------------------------------------------------------------------------------------------------------------------
JAPAN--0.4%
        Japan (Government of) Bonds, Series 174, 4.60%, 9/20/04 JPY                                  27,500,000          279,877
--------------------------------------------------------------------------------------------------------------------------------
MEXICO--0.7%
        Banco Nacional de Comercio Exterior SNC:
        International Finance BV Gtd. Bonds, 10.758%, 6/23/97(4)(5)                                     120,000          123,900
        International Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                                 135,000          141,581
        Nts., 7.25%, 2/2/04                                                                              75,000           64,687
        ------------------------------------------------------------------------------------------------------------------------
        United Mexican States Bonds:
        10.375%, 1/29/03 DEM                                                                            150,000          103,851
        16.50%, 9/1/08 GBP                                                                               35,000           74,486
                                                                                                                      ----------
                                                                                                                         508,505

--------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.3%
        New Zealand Government Bonds, 10%, 7/15/97 NZD                                                1,040,000          733,982
        ------------------------------------------------------------------------------------------------------------------------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds:
        8%, 2/15/01(5) NZD                                                                              165,000          113,525
        8%, 3/15/02 NZD                                                                                 165,000          113,459
                                                                                                                      ----------
                                                                                                                         960,966

--------------------------------------------------------------------------------------------------------------------------------
PANAMA--0.1%
        Panama (Republic of) Interest Reduction Bonds, 3.50%, 7/17/14(8)                                130,000           81,738
--------------------------------------------------------------------------------------------------------------------------------
POLAND--1.1%
        Poland (Republic of) Treasury Bills, Zero Coupon:
        21.464%, 10/16/96(9) PLZ                                                                      2,000,000          706,837
        21.656%, 10/2/96(9) PLZ                                                                         430,000          152,854
                                                                                                                      ----------
                                                                                                                         859,691

--------------------------------------------------------------------------------------------------------------------------------
RUSSIA--0.2%
        Russia (Government of) Interest Nts., 6.547%, 12/29/49(2)(4)                                    260,000          167,294

--------------------------------------------------------------------------------------------------------------------------------
SPAIN--1.2%
        Spain (Kingdom of):
        Bonds, Bonos y Obligacion del Estado, 10.15%, 1/31/06 ESP                                    39,200,000          349,431
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.25%, 11/30/98 ESP                              25,800,000          212,018
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.30%, 6/15/02 ESP                               22,500,000          197,305
        Gtd. Bonds, Bonos y Obligacion del Estado, 12.25%, 3/25/00 ESP                               17,700,000          157,405
                                                                                                                      ----------
                                                                                                                         916,159

--------------------------------------------------------------------------------------------------------------------------------
SWEDEN--1.2%
        Sweden (Kingdom of) Bonds:
        Series 1030, 13%, 6/15/01 SEK                                                                 2,200,000          414,114
        Series 1033, 10.25%, 5/5/03 SEK                                                                 600,000          105,220
        Series 1034, 9%, 4/20/09 SEK                                                                  1,400,000          233,811
        Series 1035, 6%, 2/9/05 SEK                                                                   1,300,000          179,414
                                                                                                                      ----------
                                                                                                                         932,559

--------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.7%
        Venezuela (Republic of):
        Disc. Bonds, Series DL, 6.625%, 12/18/07(4)                                                     250,000          207,500
        Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)                             100,000           84,313
        New Money Bonds, Series A, 6.75%, 12/18/05(4)                                                   250,000          208,438
                                                                                                                      ----------
                                                                                                                         500,251
                                                                                                                      ----------
        Total Foreign Government Obligations (Cost $14,828,341)                                                       15,315,922

7  Oppenheimer Strategic Income & Growth Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)        SEE NOTE 1
================================================================================================================================
LOAN PARTICIPATIONS--1.3%
--------------------------------------------------------------------------------------------------------------------------------
        Colombia (Republic of) 1989-1990 Integrated Loan
        Facility Bonds, 6.563%, 7/1/01(4)(5)                                                      $     314,320       $ 298,604
        ------------------------------------------------------------------------------------------------------------------------
        Morocco (Kingdom of) Loan Participation Agreement,
        Tranche A, 6.437%, 1/1/09(4)                                                                    325,000          255,633
        ------------------------------------------------------------------------------------------------------------------------
        Trinidad & Tobago Loan Participation Agreement,
        Tranche A, 1.772%, 9/30/00(4)(5) JPY                                                         44,836,363          358,288
        ------------------------------------------------------------------------------------------------------------------------
        United Mexican States, Combined Facility 3,
        Loan Participation Agreement, Tranche A, 6.563%, 9/20/97(4)(5)                                   66,720           59,256
                                                                                                                      ----------
        Total Loan Participations (Cost $969,966)                                                                        971,781

================================================================================================================================
CORPORATE BONDS AND NOTES--17.6%
--------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--1.4%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%
        NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                             200,000          211,000
--------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.2%
        UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05                                       100,000          114,750
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.9%
        Repap New Brunswick, Inc., 8.937% First Priority Sr. Sec. Nts., 7/15/00(4)                      200,000          200,000
        ------------------------------------------------------------------------------------------------------------------------
        Riverwood International Corp., 10.25% Sr. Nts., 4/1/06                                          300,000          303,000
        ------------------------------------------------------------------------------------------------------------------------
        Stone Container Corp., 10.75% First Mtg. Nts., 10/1/02                                          200,000          210,500
                                                                                                                      ----------
                                                                                                                         713,500

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--1.7%
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.1%
        Fletcher Challenge Industries Ltd., 10% Cv. Sub. Unsec. Nts., 4/30/05 NZD                        70,000           50,290
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.3%
        Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                           190,000          247,475
--------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--0.1%
        Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
        11.25% First Mtg. Nts., 5/1/06                                                                  100,000           99,250
--------------------------------------------------------------------------------------------------------------------------------
LEISURE--0.2%
        Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(5)                              160,431          167,450
--------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--1.0%
        PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
        36.897%, 10/23/96(9) IDR                                                                  1,200,000,000          511,932
        ------------------------------------------------------------------------------------------------------------------------
        Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                      200,000          217,000
                                                                                                                      ----------
                                                                                                                         728,932

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--0.5%
--------------------------------------------------------------------------------------------------------------------------------
        Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 10.394%, 11/1/97(9)                       400,000          371,000
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.7%
--------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--0.2%
        Banco Bamerindus do Brasil SA, 10.50% Debs., 6/23/97                                             25,000           24,687
        ------------------------------------------------------------------------------------------------------------------------
        Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                                        50,000           46,500
        ------------------------------------------------------------------------------------------------------------------------
        Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(2)(9) THB                       2,000,000           77,981
                                                                                                                      ----------
                                                                                                                         149,168

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--0.1%
        Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                                50,000           48,875
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%
        Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02(10)                                    300,000          328,125
--------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--1.0%
--------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/
REAL ESTATE--1.0%
        Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable Rate Nts., 5/1/99                    396,000          397,980
        ------------------------------------------------------------------------------------------------------------------------
        Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                                 500,000          402,500
                                                                                                                      ----------
                                                                                                                         800,480

8  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT(1)        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.2%
--------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.2%
        Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                               $  150,000       $  146,250
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.6%
--------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--2.1%
        American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(11)                               100,316           75,488
        ------------------------------------------------------------------------------------------------------------------------
        Australis Media Ltd., Units (each unit consists of $1,000
        principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and
        one warrant to purchase 57.721 ordinary shares)(11)(12)                                         200,000          121,000
        ------------------------------------------------------------------------------------------------------------------------
        Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(11)                                      500,000          383,750
        ------------------------------------------------------------------------------------------------------------------------
        Cablevision Systems Corp., 10.50% Sr. Sub. Debs., 5/15/16                                       250,000          255,000
        ------------------------------------------------------------------------------------------------------------------------
        EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)                            200,000          158,500
        ------------------------------------------------------------------------------------------------------------------------
        Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07                           300,000          301,500
        ------------------------------------------------------------------------------------------------------------------------
        TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                   300,000          333,264
                                                                                                                      ----------
                                                                                                                       1,628,502

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.9%
        Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(11)                  750,000          682,500
--------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.4%
        Imax Corp., 7% Sr. Nts., 3/1/01(8)                                                              320,000          313,600
--------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.2%
        Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(11)                        250,000          176,250
--------------------------------------------------------------------------------------------------------------------------------
OTHER--1.1%
--------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.3%
        EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                                     200,000          191,000
--------------------------------------------------------------------------------------------------------------------------------
SERVICES--0.8%
        Grupo Elektra SA de CV, 12.75% Sr. Nts., 5/15/01(13)                                            500,000          525,000
        ------------------------------------------------------------------------------------------------------------------------
        Protection One Alarm Monitoring, Inc., 6.75% Cv. Sr. Sub. Nts., 9/15/03                         110,000          108,144
                                                                                                                      ----------
                                                                                                                         633,144

--------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.1%
--------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.1%
        Grand Union Co., 12% Sr. Nts., 9/1/04                                                           198,000          200,722
        ------------------------------------------------------------------------------------------------------------------------
        Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(7)                                     564,400          567,222
        ------------------------------------------------------------------------------------------------------------------------
        Penn Traffic Co., 11.50% Sr. Nts., 4/15/06                                                       50,000           44,625
                                                                                                                      ----------
                                                                                                                         812,569

--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.6%
--------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.1%
        American International Group, Inc., 11.70% Unsec. Unsub. Bonds, 12/4/01 ITL                  95,000,000           71,778
--------------------------------------------------------------------------------------------------------------------------------
RAILROADS--0.5%
        Transtar Holdings LP/Transtar Capital Corp.,
        0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(11)                                               500,000          378,125
--------------------------------------------------------------------------------------------------------------------------------
UTILITIE--5.8%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.3%
        CalEnergy Co., Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04(11)                                      450,000          460,125
        ------------------------------------------------------------------------------------------------------------------------
        El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                                  250,000          258,750
        ------------------------------------------------------------------------------------------------------------------------
        First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                    300,000          317,250
        ------------------------------------------------------------------------------------------------------------------------
        New Zealand Electric Corp., 10% Debs., 10/15/01 NZD                                             330,000          245,092
        ------------------------------------------------------------------------------------------------------------------------
        Subic Power Corp.:
        9.50% Sr. Sec. Nts., 12/28/08                                                                   431,034          431,573
        9.50% Sr. Sec. Nts., 12/28/0813                                                                  86,206           86,315
                                                                                                                      ----------
                                                                                                                       1,799,105

9  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT(1)        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.5%
        Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(11)                            $  200,000       $  156,500
        ------------------------------------------------------------------------------------------------------------------------
        Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(11)                                           350,000          282,625
        ------------------------------------------------------------------------------------------------------------------------
        Cellular Communications International, Inc.,
        Zero Coupon Sr. Disc. Nts., 12.323%, 8/15/00(9)                                                 600,000          382,500
        ------------------------------------------------------------------------------------------------------------------------
        Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(11)                     300,000          186,000
        ------------------------------------------------------------------------------------------------------------------------
        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., 4/15/03(11)(13)                       400,000          246,000
        ------------------------------------------------------------------------------------------------------------------------
        IntelCom Group (USA), Inc.:
        0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(11)                                                       270,000          168,075
        0%/13.50% Sr. Disc. Nts., 9/15/05(11)                                                           100,000           67,375
        ------------------------------------------------------------------------------------------------------------------------
        Omnipoint Corp., 11.625% Sr. Nts., 8/15/06(13)                                                  300,000          314,250
        ------------------------------------------------------------------------------------------------------------------------
        ORBCOMM Global LP/ORBCOMM Global Capital Corp., 14% Sr. Nts., 8/15/04(13)                       155,000          160,037
        ------------------------------------------------------------------------------------------------------------------------
        PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(11)                            500,000          471,250
        ------------------------------------------------------------------------------------------------------------------------
        Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts., 7/1/07(11)                      400,000          258,000
                                                                                                                      ----------
                                                                                                                       2,692,612
                                                                                                                      ----------
        Total Corporate Bonds and Notes (Cost $13,013,563)                                                            13,555,730


                                                                                                     SHARES
================================================================================================================================
COMMON STOCKS--41.0%
--------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--2.3%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.3%
        Morton International, Inc.                                                                       24,000          954,000
        ------------------------------------------------------------------------------------------------------------------------
        Union Carbide Corp.                                                                              18,000          821,250
                                                                                                                      ----------
                                                                                                                       1,775,250

--------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.0%
        Equitable Bag, Inc.(5)(14)                                                                        1,861            4,653
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--6.4%
--------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--3.4%
        PepsiCo, Inc.                                                                                    26,000          734,500
        ------------------------------------------------------------------------------------------------------------------------
        Philip Morris Cos., Inc.                                                                         11,000          987,250
        ------------------------------------------------------------------------------------------------------------------------
        UST, Inc.                                                                                        31,000          918,375
                                                                                                                      ----------
                                                                                                                       2,640,125

--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.5%
        Johnson & Johnson                                                                                22,000        1,127,500
--------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--1.5%
        Russell Corp.                                                                                    36,000        1,161,000
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.9%
        Phillips Petroleum Co.                                                                           29,000        1,239,750
        ------------------------------------------------------------------------------------------------------------------------
        Unocal Corp.                                                                                     35,000        1,260,000
        ------------------------------------------------------------------------------------------------------------------------
        USX-Marathon Group                                                                               57,000        1,232,625
                                                                                                                      ----------
                                                                                                                       3,732,375

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--14.9%
--------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--3.2%
        BankAmerica Corp.                                                                                15,000        1,231,875
        ------------------------------------------------------------------------------------------------------------------------
        NationsBank Corp.                                                                                14,000        1,216,250
                                                                                                                      ----------
                                                                                                                       2,448,125

10  Oppenheimer Strategic Income & Growth Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.8%
        Dean Witter, Discover & Co.                                                                       3,000      $   165,000
        ------------------------------------------------------------------------------------------------------------------------
        Federal Home Loan Mortgage Corp.                                                                 13,000        1,272,375
        ------------------------------------------------------------------------------------------------------------------------
        Federal National Mortgage Assn.                                                                  27,000          941,625
        ------------------------------------------------------------------------------------------------------------------------
        Green Tree Financial Corp.                                                                       36,000        1,413,000
        ------------------------------------------------------------------------------------------------------------------------
        Merrill Lynch & Co., Inc.                                                                        19,000        1,246,875
        ------------------------------------------------------------------------------------------------------------------------
        Morgan Stanley Group, Inc.                                                                       10,000          497,500
        ------------------------------------------------------------------------------------------------------------------------
        Salomon, Inc.                                                                                    27,000        1,231,875
                                                                                                                      ----------
                                                                                                                       6,768,250

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.9%
        Cigna Corp.                                                                                      10,000        1,198,750
        ------------------------------------------------------------------------------------------------------------------------
        Loews Corp.                                                                                      13,000        1,005,875
                                                                                                                      ----------
                                                                                                                       2,204,625

--------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--1.7%
--------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--1.7%
        Capstone Capital Corp.                                                                              260            5,460
        ------------------------------------------------------------------------------------------------------------------------
        Fleetwood Enterprises, Inc.                                                                      42,000        1,291,500
                                                                                                                      ----------
                                                                                                                       1,296,960

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.3%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/
COMPUTERS--5.1%
        Applied Materials, Inc.(14)                                                                       3,000           82,875
        ------------------------------------------------------------------------------------------------------------------------
        Compaq Computer Corp.(14)                                                                        18,000        1,154,250
        ------------------------------------------------------------------------------------------------------------------------
        Data General Corp.(14)                                                                          110,000        1,540,000
        ------------------------------------------------------------------------------------------------------------------------
        International Business Machines Corp.                                                             9,000        1,120,500
                                                                                                                      ----------
                                                                                                                       3,897,625

--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.2%
        Dover Corp.                                                                                       4,000          191,000
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.0%
--------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--0.0%
        EchoStar Communications Corp., Cl. A(14)                                                            900           24,525
--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--5.4%
--------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--3.8%
        AMR Corp.(14)                                                                                    22,000        1,751,750
        ------------------------------------------------------------------------------------------------------------------------
        Delta Air Lines, Inc.                                                                            16,000        1,152,000
                                                                                                                      ----------
                                                                                                                       2,903,750

--------------------------------------------------------------------------------------------------------------------------------
RAILROADS--1.6%
        CSX Corp.                                                                                        24,000        1,212,000
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.1%
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.1%
        Celcaribe SA(5)(14)                                                                              65,040           94,308
                                                                                                                      ----------
        Total Common Stocks (Cost $27,693,470)                                                                        31,482,071

================================================================================================================================
PREFERRED STOCKS--0.7%
--------------------------------------------------------------------------------------------------------------------------------
        California Federal Bank, 10.625% Non-Cum., Series B                                                 500           55,125
        ------------------------------------------------------------------------------------------------------------------------
        First Nationwide Bank, 11.50% Non-Cum.                                                            2,000          226,500
        ------------------------------------------------------------------------------------------------------------------------
        Prime Retail, Inc., $19.00 Cv., Series B                                                         12,000          240,000
                                                                                                                      ----------
        Total Preferred Stocks (Cost $551,813)                                                                           521,625

11  Oppenheimer Strategic Income & Growth Fund

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1
================================================================================================================================
OTHER SECURITIES--0.0%
--------------------------------------------------------------------------------------------------------------------------------
        Kaiser Aluminum Corp., 8.255% Cv. Preferred Redeemable
        Increased Dividend Equity Securities (Cost $25,344)                                               2,400       $   27,000
                                                                                                       UNITS
================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------------------
        American Telecasting, Inc. Wts., Exp. 6/99                                                        2,000            9,000
        ------------------------------------------------------------------------------------------------------------------------
        Comunicacion Celular SA Wts., Exp. 11/03(5)                                                         300            1,500
        ------------------------------------------------------------------------------------------------------------------------
        Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                                400            4,000
        ------------------------------------------------------------------------------------------------------------------------
        In-Flight Phone Corp. Wts., Exp. 8/02(5)                                                            300               --
                                                                                                                      ----------
        Total Rights, Warrants and Certificates (Cost $0)                                                                 14,500

                                                                                                     FACE
                                                                                                     AMOUNT(1)
================================================================================================================================
STRUCTURED INSTRUMENTS--2.7%
--------------------------------------------------------------------------------------------------------------------------------
        Bayerische Landesbank Girozentrale, New York Branch,
        7.15% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                                  $70,000           69,454
        ------------------------------------------------------------------------------------------------------------------------
        Canadian Imperial Bank of Commerce, New York Branch:
        14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of
        Greek Drachma and European Currency Unit)                                                       550,000          543,070
        16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO,
        Zero Coupon, 4/9/97)                                                                            100,000           99,400
        17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
        Zero Coupon, 2/19/97)                                                                           200,000          199,200
        ------------------------------------------------------------------------------------------------------------------------
        Internationale Nederlanden Bank NV, Prague Branch,
        Zero Coupon Promissory Nts., 10.486%, 4/28/97(9)CZK                                           4,600,000          160,735
        ------------------------------------------------------------------------------------------------------------------------
        Internationale Nederlanden (U.S.) Capital Holdings Corp.:
        Czech Koruna Linked Nts., 11.60%, 12/23/96                                                       70,000           69,165
        Zero Coupon Chilean Peso Linked Nts., 11.122%, 12/11/96(9)                                      130,000          126,386
        ------------------------------------------------------------------------------------------------------------------------
        Salomon Brothers, Inc., Zero Coupon Chilean Peso Indexed
        Enhanced Access Nts.:
        12.145%, 12/11/96(9)                                                                             70,000           68,180
        10.853%, 12/18/96(9)                                                                             70,000           67,914
        ------------------------------------------------------------------------------------------------------------------------
        Swiss Bank Corp., New York Branch, 6.60% CD Linked Nts.,
        1/30/97 (indexed to the closing Nikkei 225 Index on 1/23/97)NZD                                 256,720          186,629
        ------------------------------------------------------------------------------------------------------------------------
        United Mexican States Linked Nts., 11/27/96 (indexed to the greater of
        Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)                                       380,000          462,808
                                                                                                                      ----------
        Total Structured Instruments (Cost $2,010,133)                                                                 2,052,941

                                                                       DATE            STRIKE         CONTRACTS
================================================================================================================================
PUT OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------------------------------------------------------
        Italy (Republic of) Treasury Bonds, Buoni del Tesoro
        Poliennali, 9.50%, 5/1/01 Put Opt.                             7/97           $ 102.30              211            1,057
        ------------------------------------------------------------------------------------------------------------------------
        Swiss Franc Put Opt.                                           10/96           1.22 CHF         885,245           23,628
                                                                                                                      ----------
        Total Put Options Purchased (Cost $12,370)                                                                        24,685

12  Oppenheimer Strategic Income & Growth Fund

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT(1)       SEE NOTE 1
================================================================================================================================
REPURCHASE AGREEMENT--2.7%
--------------------------------------------------------------------------------------------------------------------------------
        Repurchase agreement with PaineWebber, Inc., 5.62%, dated 9/30/96, to be repurchased at $2,100,328 on 10/1/96, collateralized by
        U.S. Treasury Bonds, 6.75%, 8/15/26, with a value of $2,067,056 and
        U.S. Treasury Nts., 6.125%, 5/15/98, with a value of $77,236 (Cost $2,100,000)               $2,100,000      $ 2,100,000

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $75,252,756)                                                            104.6%      80,295,960
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (4.6)      (3,509,389)
                                                                                                     ----------      -----------
NET ASSETS                                                                                                100.0%     $76,786,571
                                                                                                     ==========      ===========

        1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
        AUD -- Australian Dollar        IDR -- Indonesian Rupiah
        CAD -- Canadian Dollar          IEP -- Irish Punt
        CHF -- Swiss Franc              ITL -- Italian Lira
        CZK -- Czech Koruna             JPY -- Japanese Yen
        DEM -- German Deutsche Mark     NZD -- New Zealand Dollar
        DKK -- Danish Krone             PLZ -- Polish Zloty
        ESP -- Spanish Peseta           SEK -- Swedish Krona
        GBP -- British Pound Sterling   THB -- Thai Baht

        2. When-issued security to be delivered and settled after September 30, 1996.
        3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
        4. Represents the current interest rate for a variable rate security.
        5. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.
        6. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                    CONTRACTS/FACE     EXPIRATION      EXERCISE       PREMIUM   MARKET VALUE
                                                    SUBJECT TO CALL    DATE            PRICE          RECEIVED  SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
Call Option on Australian Dollar                    461,100            10/96           1.258 AUD      $ 3,074           $555
----------------------------------------------------------------------------------------------------------------------------
Call Option on New Zealand Dollar                   191,675            10/96           1.435 NZD          930          1,131
----------------------------------------------------------------------------------------------------------------------------
Call Option on New Zealand Dollar                   163,560            10/96           1.437 NZD          816          1,112
----------------------------------------------------------------------------------------------------------------------------
Call Option on Swiss Franc                          939,130            10/96            1.15 CHF        2,047             94
----------------------------------------------------------------------------------------------------------------------------
Call Option on U.S. Treasury Nts., 6%, 2/15/26      500,000            10/96           $90.438          3,711          1,016
                                                                                                      -------          -----
                                                                                                      $10,578         $3,908
                                                                                                      =======         ======

        7. Interest or dividend is paid in kind.
        8. Represents the current interest rate for an increasing rate security.
        9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
        10. Securities with an aggregate market value of $328,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
        11. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
        12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
        13. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,331,602 or 1.73% of the Fund's net assets, at September 30, 1996.
        14. Non-income producing security.
        See accompanying Notes to Financial Statements.

13  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

================================================================================================================================
ASSETS
        Investments, at value (cost $75,252,756)--see accompanying statement                                         $80,295,960
        ------------------------------------------------------------------------------------------------------------------------
        Cash                                                                                                             611,472
        ------------------------------------------------------------------------------------------------------------------------
        Unrealized appreciation on forward foreign currency exchange contracts--Note 5                                    43,919
        ------------------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                               1,717,088
        Interest, dividends and principal paydowns                                                                       926,291
        Shares of beneficial interest sold                                                                               387,169
        Closed forward foreign currency exchange contracts                                                                59,215
        Daily variation on futures contracts--Note 6                                                                       6,862
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                              2,864
                                                                                                                     -----------
        Total assets                                                                                                  84,050,840

================================================================================================================================
LIABILITIES
        Unrealized depreciation on forward foreign currency exchange contracts--Note 5                                     4,400
        ------------------------------------------------------------------------------------------------------------------------
        Options written, at value (premiums received $15,908)--
        see accompanying statement--Note 7                                                                                 5,777
        ------------------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased (including $5,119,263 purchased on a when-issued basis)--Note 1                          6,610,736
        Dividends                                                                                                        313,878
        Shares of beneficial interest redeemed                                                                           115,879
        Daily variation on futures contracts--Note 6                                                                       1,500
        Other                                                                                                            212,099
                                                                                                                     -----------
        Total liabilities                                                                                              7,264,269

================================================================================================================================
NET ASSETS                                                                                                           $76,786,571
                                                                                                                     ===========

================================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                              $66,681,618
        ------------------------------------------------------------------------------------------------------------------------
        Overdistributed net investment income                                                                           (318,871)
        ------------------------------------------------------------------------------------------------------------------------
        Accumulated net realized gain on investments and foreign currency transactions                                 5,349,088
        ------------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation of assets and
        liabilities denominated in foreign currencies                                                                  5,074,736
                                                                                                                     -----------
        Net assets                                                                                                   $76,786,571
                                                                                                                     ===========

================================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets of $46,746,928
        and 7,956,397 shares of beneficial interest outstanding)                                                           $5.88
        Maximum offering price per share (net asset value plus sales charge of 4.75%
        of offering price)                                                                                                 $6.17

        ------------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $28,933,298 and 4,932,725 shares of beneficial interest outstanding)                                            $5.87

        ------------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $1,106,345 and 188,933 shares of beneficial interest outstanding)                                               $5.86

        See accompanying Notes to Financial Statements.

14  Oppenheimer Strategic Income & Growth Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

================================================================================================================================
INVESTMENT INCOME
        Interest                                                                                                      $4,441,077
        ------------------------------------------------------------------------------------------------------------------------
        Dividends (net of foreign withholding taxes of $5,550)                                                           457,180
                                                                                                                     -----------
        Total income                                                                                                   4,898,257

================================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                          513,195
        ------------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                          105,726
        Class B                                                                                                          242,309
        Class C                                                                                                            3,963
        ------------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                            128,032
        ------------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                               86,699
        ------------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                       51,822
        ------------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                           14,158
        ------------------------------------------------------------------------------------------------------------------------
        Insurance expenses                                                                                                 3,974
        ------------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                                              837
        Class B                                                                                                            2,469
        Class C                                                                                                              393
        ------------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses                                                                                        3,002
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                              8,985
                                                                                                                     -----------
        Total expenses                                                                                                 1,165,564

================================================================================================================================
NET INVESTMENT INCOME                                                                                                  3,732,693

================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain (loss) on:
        Investments and options written (including premiums on options exercised)                                      8,028,979
        Closing of futures contracts                                                                                     (14,626)
        Closing and expiration of options written                                                                       (106,455)
        Foreign currency transactions                                                                                     44,109
                                                                                                                     -----------
        Net realized gain                                                                                              7,952,007

        ------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on:
        Investments                                                                                                   (1,417,530)
        Translation of assets and liabilities denominated in foreign currencies                                          (45,705)
                                                                                                                     -----------
        Net change                                                                                                    (1,463,235)
                                                                                                                     -----------
        Net realized and unrealized gain                                                                               6,488,772

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $10,221,465
                                                                                                                     ===========
        See accompanying Notes to Financial Statements.

15  Oppenheimer Strategic Income & Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                                   1996             1995
================================================================================================================================
OPERATIONS
        Net investment income                                                                      $  3,732,693     $  3,570,349
        ------------------------------------------------------------------------------------------------------------------------
        Net realized gain (loss)                                                                      7,952,007       (1,642,262)
        ------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                                        (1,463,235)       6,666,394
                                                                                                   ------------     ------------
        Net increase in net assets resulting from operations                                         10,221,465        8,594,481

================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                                      (2,671,884)      (2,612,318)
        Class B                                                                                      (1,293,779)        (977,840)
        Class C                                                                                         (20,396)              --
================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                                       1,764,170       (5,203,387)
        Class B                                                                                       6,853,287        2,275,946
        Class C                                                                                       1,071,210               --

================================================================================================================================
NET ASSETS
        Total increase                                                                               15,924,073        2,076,882
        ------------------------------------------------------------------------------------------------------------------------
        Beginning of period                                                                          60,862,498       58,785,616
                                                                                                   ------------     ------------
        End of period (including overdistributed net investment income
        of $318,871 and $129,448, respectively)                                                    $ 76,786,571     $ 60,862,498
                                                                                                   ============     ============
        See accompanying Notes to Financial Statements.

16  Oppenheimer Strategic Income & Growth Fund

FINANCIAL HIGHLIGHTS

                                       CLASS A
                                       --------------------------------------------


                                       YEAR ENDED SEPTEMBER 30,
                                       1996     1995     1994     1993    1992(3)
===================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $5.36    $4.92    $5.26    $5.03     $5.00
-----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                    .32      .32      .21      .22       .07(4)
Net realized and unrealized
gain (loss)                              .54      .44     (.23)     .22       .02
                                       -----    -----    -----    -----     -----
Total income (loss) from
investment operations                    .86      .76     (.02)     .44       .09
-----------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                  (.34)    (.32)    (.21)    (.20)     (.06)
Dividends in excess of net
investment income                         --       --     (.01)      --        --
Distributions from net realized gain      --       --       --     (.01)       --
Distributions in excess of net
realized gain                             --       --     (.10)      --        --
                                       -----    -----    -----    -----     -----
Total dividends and distributions
to shareholders                         (.34)    (.32)    (.32)    (.21)     (.06)
-----------------------------------------------------------------------------------
Net asset value, end of period         $5.88    $5.36    $4.92    $5.26     $5.03
                                       =====    =====    =====    =====     =====

===================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)    16.53%   16.09%   (0.23)%   8.84%     1.74%

===================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $46,747  $40,977  $42,733  $55,291  $48,3973
-----------------------------------------------------------------------------------
Average net assets (in thousands)    $43,764  $40,799  $48,360  $59,209  $30,2643
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                   5.75%    6.37%    4.56%    4.33%     4.59%(6)
Expenses                                1.43%    1.35%    1.43%    1.36%     1.46%(4)(6)
-----------------------------------------------------------------------------------
Portfolio turnover rate(7)             147.3%   114.0%    80.0%   122.4%     25.8%
Average brokerage
commission rate(8)                   $0.0595       --       --       --        --

                                                 CLASS B                                      CLASS C
                                                 -------------------------------------------  --------
                                                                                              PERIOD
                                                                                              ENDED
                                                 YEAR ENDED SEPTEMBER 30,                     SEPT. 30,
                                                 1996            1995       1994      1993(2) 1996(1)
====================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $5.35            $4.91     $5.26      $5.10    $5.36
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .29              .28       .19        .14      .28
Net realized and unrealized
gain (loss)                                       .53              .44      (.25)       .16      .49
                                                -----            -----     -----      -----    -----
Total income (loss) from
investment operations                             .82              .72      (.06)       .30      .77
----------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                           (.30)            (.28)     (.18)      (.13)    (.27)
Dividends in excess of net
investment income                                  --               --      (.01)        --       --
Distributions from net realized gain               --               --        --       (.01)      --
Distributions in excess of net
realized gain                                      --               --      (.10)        --       --
                                                -----            -----     -----      -----    -----
Total dividends and distributions
to shareholders                                  (.30)            (.28)     (.29)      (.14)    (.27)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $5.87            $5.35     $4.91      $5.26    $5.86
                                                =====            =====     =====      =====    =====
====================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)             15.69%           15.26%    (1.17)%     5.86%   15.18%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $28,93          $19,885   $16,053    $12,386   $1,106
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $24,26          $17,316   $14,986    $ 7,541   $  400
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            4.94%            5.61%     3.86%      3.32%(6) 4.58%(6)
Expenses                                         2.19%            2.10%     2.17%      2.21%(6) 2.28%(6)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      147.3            114.0%     80.0%     122.4%   147.3%
Average brokerage
commission rate(8)                            $0.0595               --        --         --  $0.0595

        1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
        2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
        3. For the period from June 1, 1992 (commencement of operations) to September 30, 1992.
        4. Net investment income would have been $.07 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.
        5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
        6. Annualized.
        7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $106,528,444 and $95,769,996, respectively.
        8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

17  Oppenheimer Strategic Income & Growth Fund

NOTES TO FINANCIAL STATEMENTS

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Strategic Income & Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek a high level of current income and capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        ----------------------------------------------------------------------
        SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $5,119,263.

                In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

        ----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        ----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

18  Oppenheimer Strategic Income & Growth Fund

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        ----------------------------------------------------------------------
        ORGANIZATION COSTS. The Manager advanced $20,590 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

        ----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        ----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                 During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $128,640, a decrease in overdistributed net investment income of $37,503, and an increase in accumulated net realized gain on investments of $91,137. In addition, to properly reflect foreign currency gain in the components of capital, $26,440 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.

        ----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

19  Oppenheimer Strategic Income & Growth Fund

==============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30, 1996(1)       YEAR ENDED SEPTEMBER 30, 1995
                                                             --------------------------------       ---------------------------
                                                             SHARES             AMOUNT              SHARES         AMOUNT
        -----------------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                                   2,387,772        $ 13,431,087          1,075,489    $  5,403,694
        Dividends and distributions reinvested                   402,412           2,264,550            452,310       2,248,812
        Redeemed                                              (2,477,164)        (13,931,467)        (2,567,818)    (12,855,893)
                                                              ----------        ------------        -----------    ------------
        Net increase (decrease)                                  313,020        $  1,764,170         (1,040,019)   $ (5,203,387)
                                                              ==========        ============        ===========    ============
        -----------------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                                   2,134,954        $ 12,031,686          1,180,146    $  5,932,623
        Dividends and distributions reinvested                   179,351           1,009,405            162,515         808,194
        Redeemed                                              (1,096,517)         (6,187,804)          (894,830)     (4,464,871)
                                                              ----------        ------------        -----------    ------------
        Net increase                                           1,217,788        $  6,853,287            447,831    $  2,275,946
                                                              ==========        ============        ===========    ============
        -----------------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                                     253,236        $  1,433,118                 --    $         --
        Dividends and distributions reinvested                     2,268              12,899                 --              --
        Redeemed                                                 (66,571)           (374,807)                --              --
                                                              ----------        ------------        -----------    ------------
        Net increase                                             188,933        $  1,071,210                 --    $         --
                                                              ==========        ============        ===========    ============

        1. For the year ended September 30, 1996 for Class A and Class B shares and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.

==============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At September 30, 1996, net unrealized appreciation on investments and options written of $5,053,335 was composed of gross appreciation of $5,766,008, and gross depreciation of $712,673.

==============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million, 0.60% on the next $200 million, and 0.50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $277,077, of which $91,918 was retained by OppenheimerFunds Distributor, Inc.
        (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $415,535 and $13,819, of which $12,807 and $208, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $79,826 and $929, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $13,004 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

20  Oppenheimer Strategic Income & Growth Fund

==============================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

        The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $3,237 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $200,117 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $1,292,158 for Class B.

                The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI retained $3,838 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $35,740 for Class C.

==============================================================================
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                           CONTRACT
                                                           AMOUNT              VALUATION AS OF    UNREALIZED     UNREALIZED
CONTRACTS TO PURCHASE               EXPIRATION DATE        (000S)              SEPT. 30, 1996     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)                  11/5/96                29,536 JPY           $  266,144          $ 6,168         $    --
New Zealand Dollar (NZD)            11/6/96                   900 NZD              626,118               --           4,395
Swedish Krona (SEK)                 11/1/96                 1,490 SEK              224,826              747              --
Swiss Franc (CHF)                   10/21/96--11/4/96         870 CHF              695,969           30,902              --
                                                                                ----------          -------         -------
                                                                                $1,813,057           37,817           4,395
                                                                                ==========          -------         -------

CONTRACTS TO SELL
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar (AUD)             11/6/96                   795 AUD             $629,016          $ 6,102         $     4
Danish Krone (DKK)                  10/1/96                     3 DKK                  587               --               1
                                                                                ----------          -------         -------
                                                                                  $629,603            6,102               5
                                                                                ==========          -------         -------
Net Unrealized Appreciation and Depreciation                                                        $43,919         $ 4,400
                                                                                                    =======         =======




21  Oppenheimer Strategic Income & Growth Fund

==============================================================================
6. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                             NUMBER OF                                UNREALIZED
                                             EXPIRATION      FUTURES             VALUATION AS OF      APPRECIATION
        CONTRACTS TO PURCHASE                DATE            CONTRACTS           SEPT. 30, 1996       (DEPRECIATION)
        -----------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.                   12/96               12              $   1,267,125           $   10,500
                                                                                 -------------           ----------
        CONTRACTS TO SELL
        -----------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds                  12/96                5              $     545,937           $   (8,781)
        French Government Bonds              12/96               10                  1,209,203              (17,686)
                                                                                 -------------           ----------
                                                                                     1,755,140              (26,467)
                                                                                 -------------           ----------
                                                                                 $   3,022,265           $  (15,967)
                                                                                 =============           ==========



==============================================================================
7. OPTIONS ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

22  Oppenheimer Strategic Income & Growth Fund

==============================================================================
7. OPTIONS ACTIVITY
   (CONTINUED)

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 1996 was as follows:

                                                                   CALL OPTIONS                         PUT OPTIONS
                                                                   ----------------------------         ------------------------
                                                                   NUMBER OF         AMOUNT OF          NUMBER OF      AMOUNT OF
                                                                   OPTIONS           PREMIUMS           OPTIONS        PREMIUMS
        ------------------------------------------------------------------------------------------------------------------------
        Options outstanding at September 30, 1995                         --       $      --                 --         $     --
        ------------------------------------------------------------------------------------------------------------------------
        Options written                                            5,406,361           78,714           123,388            5,330
        ------------------------------------------------------------------------------------------------------------------------
        Options canceled in closing transactions                    (943,840)         (43,677)               --               --
        ------------------------------------------------------------------------------------------------------------------------
        Options expired prior to exercise                         (1,717,882)         (18,500)               --               --
        ------------------------------------------------------------------------------------------------------------------------
        Options exercised                                           (988,674)          (5,959)               --               --
                                                                 -----------       ----------          --------         --------
        Options outstanding at September 30, 1996                  1,755,965       $   10,578           123,388         $  5,330
                                                                 ===========       ==========          ========         ========

==============================================================================
8. ILLIQUID AND
   RESTRICTED SECURITIES

        At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $2,298,088, which represents 2.99% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                                  VALUATION
                                                                                                                  PER UNIT AS OF
        SECURITY                                                            ACQUISITION DATE    COST PER UNIT     SEPT. 30, 1996
        -------------------------------------------------------------------------------------------------------------------------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds, 8%, 2/15/01       5/17/96             $66.10                    $68.80

23  Oppenheimer Strategic Income & Growth Fund

INDEPENDENT AUDITORS' REPORT

==============================================================================
        The Board of Trustees and Shareholders of Oppenheimer Strategic Income & Growth Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income & Growth Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995 and the financial highlights for the period June 1, 1992 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income & Growth Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

24  Oppenheimer Strategic Income & Growth Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

==============================================================================
        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                Dividends paid by the Fund during the fiscal year ended September 30, 1996 which are not designated as capital gain distributions should be multiplied by 11.72% to arrive at the net amount eligible for the corporate dividend-received deduction.

                The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

25  Oppenheimer Strategic Income & Growth Fund

OPPENHEIMER STRATEGIC INCOME & GROWTH FUND

==============================================================================
OFFICERS AND TRUSTEES

        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Trustee and President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        Robert C. Doll, Jr., Senior Vice President
        David P. Negri, Vice President
        Arthur P. Steinmetz, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

==============================================================================
INVESTMENT ADVISER

        OppenheimerFunds, Inc.

==============================================================================
DISTRIBUTOR

        OppenheimerFunds Distributor, Inc.

==============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

        OppenheimerFunds Services

==============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

        The Bank of New York

==============================================================================
INDEPENDENT AUDITORS

        Deloitte & Touche LLP

==============================================================================
LEGAL COUNSEL

        Myer, Swanson, Adams & Wolf, P.C.

        This is a copy of a report to shareholders of Oppenheimer Strategic Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income & Growth Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

26  Oppenheimer Strategic Income & Growth Fund

OPPENHEIMERFUNDS FAMILY

==============================================================================
        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

                At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=============================================================================================
STOCK FUNDS
        Global Emerging Growth Fund                    Growth Fund
        Enterprise Fund(2)                             Global Fund
        International Growth Fund                      Quest Global Value Fund
        Discovery Fund                                 Disciplined Value Fund
        Quest Small Cap Value Fund                     Oppenheimer Fund
        Gold & Special Minerals Fund                   Value Stock Fund
        Target Fund                                    Quest Value Fund

=============================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund               Equity Income Fund
        Quest Opportunity Value Fund                   Disciplined Allocation Fund
        Total Return Fund                              Asset Allocation Fund
        Quest Growth & Income Value Fund               Strategic Income & Growth Fund
        Global Growth & Income Fund                    Bond Fund for Growth

=============================================================================================
BOND FUNDS
        International Bond Fund                        Bond Fund
        High Yield Fund                                U.S. Government Trust
        Champion Income Fund                           Limited-Term Government Fund
        Strategic Income Fund

============================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(3)                   Insured Municipal Fund
        Florida Municipal Fund(3)                      Intermediate Municipal Fund
        New Jersey Municipal Fund(3)
        New York Municipal Fund(3)                     Rochester Division
        Pennsylvania Municipal Fund(3)                 Rochester Fund Municipals
        Municipal Bond Fund                            Limited Term New York Municipal Fund

============================================================================================
MONEY MARKET FUNDS(4)
        Money Market Fund                              Cash Reserves

============================================================================================
LIFESPAN
        Growth Fund                                    Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination.
        Shares may be exchanged only for shares of the same class of eligible funds.
        2.Effective 4/1/96, the Fund is closed to new investors.
        3. Available only to investors in certain states.
        4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203. (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


27  Oppenheimer Strategic Income & Growth Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0275.001.0996       November 30, 1996

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"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready
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        And when you need help, our Customer Service Representatives are only a
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        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank
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        For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

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